UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 23, 2010
Date of Report (Date of earliest event reported)

DOUGLAS LAKE MINERALS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50907	98-0430222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit #222, 6820-188th Street Surrey, British Columbia, Canada	V4N 3G6
(Address of principal executive offices)	(Zip Code)

(604) 575-3552
Registrant's telephone number, including area code

Suite 400 - 1445 West Georgia Street
Vancouver, British Columbia, Canada
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02         Unregistered Sales of Equity Securities.

Effective on August 23, 2010, Douglas Lake Minerals Inc. (the "Company") issued a total of 6,000,000 restricted common shares upon the cashless exercise of stock options at a deemed exercise price of $0.05 per share for a total deemed cashless exercise price of $300,000.

The shares were issued outside the United States to four non-U.S. Persons (as such terms are defined in Regulation S of the Securities Act of 1933, as amended (the "Securities Act")) in reliance on Regulation S and/or Section 4(2) of the Securities Act.

__________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS LAKE MINERALS INC.
DATE: August 27, 2010.	By: "Harpreet Singh Sangha" Name: Harpreet Singh Sangha Position: President, Chief Executive Officer and Director

__________